Exhibit 99.1

U.S. GoldMining Discovers New High Grade Zone at Raintree Prospect,

Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – February 10, 2025 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce new assay results from the 2024 confirmatory diamond core drilling program completed at the Whistler Gold-Copper Project (the “Project”) in Alaska, U.S.A.

The results reported in this news release highlight WH24-05, which was drilled adjacent to the Raintree West Deposit (the “Raintree Deposit”). The drilling intercepted multiple zones of high-grade gold and silver polymetallic mineralization approximately 500 meters south of any prior drilling at the deposit.

Selected Highlights:

●	Main Zone composite intercept of 138.0 meters (m) at 0.99 grams per tonne (g/t) gold equivalent (AuEq)* comprising 0.89 g/t gold (Au) and 0.05 percent (%) copper (Cu), plus 17.57 g/t silver (Ag), 0.44% lead (Pb) and 0.95% zinc (Zn) (elevated Ag, Pb and Zn grades are excluded in the AuEq calculations), from 635.0 m to 773.0 m down hole.

●	Including higher-grade individual intercepts:

○	26 m at 1.48 g/t AuEq (1.36 g/t Au, 0.06% Cu) plus 15.38 g/t Ag, 0.69% Pb and 1.61% Zn

○	34 m at 1.65 g/t AuEq (1.49 g/t Au, 0.08% Cu) plus 19.95 g/t Ag, 0.81% Pb and 1.35% Zn

○	18 m at 1.93 g/t AuEq (1.70 g/t Au, 0.13% Cu) plus 66.33 g/t Ag, 0.62% Pb and 1.84% Zn

●	The drill intercept represents a relatively new style of mineralization - high-grade gold and silver polymetallic veins - with only one other intercept previously drilled at the Raintree Deposit:

●	This new discovery validates the Company’s exploration strategy of exploring the Project to maximize its resource potential. Additional follow-up drilling is planned this coming summer.

*See Table 1 for further information.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “This last drill hole in 2024 was designed to build on the successful season the Company had at the Whistler Deposit, which included the expansion of the western high-grade core at that deposit and returned results including 458 m at 0.75 g/t AuEq (see February 3, 2025 press release). For the final core hole drilled in 2024, we returned to the Raintree Prospect with the objective to drill test a very compelling exploration target, comprising a previously undrilled porphyry intrusion coupled with a large high intensity IP chargeability anomaly located 500 meters south of the existing Raintree Deposit. While the porphyry-style alteration and veining observed in the upper part of drill hole WH24-05 is encouraging for an early-stage drill prospect, the high-grade gold and silver in polymetallic veins intersected in the lower part of the drill hole significantly exceeded our expectations.

The mineralization is visually impressive, consisting of multiple quartz-carbonate veins with abundant coarse base metal sulphides over tens of meters down-hole. Drill core assays highlight high-grade gold and silver values, peaking at 7.15 g/t Au and 189 g/t Ag, along with peak base metal values of up to 5.4% Zn and 3.6% Pb, sampled over individual 2 meter core length intervals. The Company’s geologists are excited to get back into the field this coming summer to undertake follow-up drilling to further explore, delineate and extend this new zone of mineralization, which could potentially offer additional and alternative metal resources to the existing Project mineral resource estimate.

The Company is now compiling all exploration results and geological datasets collected during the 2024 drill season to update its exploration target prioritization and commence planning for the upcoming 2025 drill season to continue the re-discovery of the Whistler Project.”

2024 Drilling Program Summary

The Company completed six diamond core holes for 4,006 meters during the 2024 field season at the Project. In addition to four drill holes for 2,784 meters completed at the Whistler Deposit, two drill holes for 1,224 meters were completed at the Raintree Deposit (see Figure 1), located approximately one kilometer east of the Whistler Deposit. With this news release, all assay results from the 2024 field season are now reported.

The Raintree component of the Project mineral resource estimate comprises both open pit constrained and underground delineated deposits (see news release dated October 7, 2024).

Raintree Open Pit at US$10/t cutoff: 8.9 Mt at 0.63 g/t AuEq (0.46 g/t Au, 0.08% Cu and 4.81 g/t Ag) for 180,000 oz AuEq (131 Koz Au, 16 Mlbs Cu and 1.38 Moz Ag) classified as indicated, and 15.1 Mt at 0.69 g/t AuEq (0.55 g/t Au, 0.06% Cu and 4.36 g/t Ag) for 335,000 oz AuEq (267 Koz Au, 21 Mlbs Cu and 2.11 Moz Ag) classified as inferred.

Raintree Underground at US$25/t cutoff: 3.1 Mt at 1.03 g/t AuEq (0.79 g/t Au, 0.13% Cu and 4.49 g/t Ag) for 101,000 oz AuEq (78 Koz Au, 9 Mlbs Cu and 0.44 Moz Ag) classified as indicated, and 40.4 Mt at 0.98 g/t AuEq (0.76 g/t Au, 0.12% Cu and 3.31 g/t Ag) for 1,275,000 oz AuEq (994 Koz Au, 103 Mlbs Cu and 4.3 Moz Ag) classified as inferred.

The Raintree Deposit lies within the broader ‘Raintree Prospect’ area, which in addition to the Raintree Deposit itself contains several drill prospects and exploration targets over a 2 km diameter, including ‘Raintree North’, ‘Raintree East’ and ‘Raintree South’. Compared to the Whistler Deposit, which has over 22,000 meters of drilling, the entire Raintree Prospect comprises just 5,190 meters of historic drilling. The Company’s strategy to date has been to focus on confirmatory drilling and studies to delineate and, where possible, expand the open pit portion of the Whistler and Raintree Deposits. With drill hole WH24-05, the Company has ventured into new terrane, with exploration into a never before drilled section of the Raintree Prospect to test newly identified conceptual targets south of the Raintree open pit portion.

Raintree Prospect - Geology

The Raintree Prospect area is characterized by a swarm of small intrusive diorite porphyry bodies - dykes, sills and stocks - of the Whistler Intrusive Suite (WIS), hosted within a sequence of andesite lavas and related volcaniclastic rocks. This geological setting contrasts to the Whistler Deposit, a large (600 m x 800 m) ovoid shaped WIS diorite porphyry intrusion, hosted within basement sedimentary rocks of the Mesozoic Kahiltna Formation. The Raintree Prospects are interpreted to have formed at a higher stratigraphic level relative to the Whistler Deposit. Additionally, the Raintree porphyry dykes and stocks intersected to date are distinguished by their lower magnetite content compared to the highly magnetic diorite porphyry of the Whistler Deposit.

The Raintree Deposit comprises both porphyry style Au-Cu-Ag mineralization and overprinting polymetallic vein style Au-Ag-Pb-Zn±Cu mineralization. This contrasts with mineralization at the Whistler Deposit which is almost entirely made up of porphyry style Au-Cu-Ag mineralization. At Raintree Deposit, porphyry-style mineralization is confined to the porphyry diorite intrusives (dykes and stocks), comprising B type veins and disseminated sulphide mineralization like the Whistler Deposit. Whereas late-stage polymetallic vein style mineralization occurs in both the porphyry intrusive rocks and andesite extrusive rocks and is characterized by disseminated and semi-massive pyrite, galena, sphalerite, tetrahedrite, and chalcopyrite in quartz-carbonate veins. Vein contacts are generally sharp and distinct with associated narrow sericite and chlorite alteration halos.

515,000 mE
520,000 mE
525,000 mE
6,875,000 mN
6,870,000 mN
N
S
E
W
Snow Ridge
Whistler Orbit
Dagwood
Raintree North
Raintree East
Raintree West Deposit
Raintree South
Whistler Deposit
Raintree Prospect
Red
Blip
Hotfoot
Whistler Camp
Rainmaker
Whiskey Bravo Airstrip
Legend
Property
Deposit
Target
Airstrip
2 km
U.S. GOLDMINING
Whistler Raintree Area
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05N

Figure 1 Location map of the northern Project highlighting the Whistler and Raintree Deposits. Raintree Deposit lies within the broader Raintree Prospect area located approximately 1 kilometer east of the Whistler Deposit.

An initial 2024 confirmatory infill drill hole at Raintree West - WH24-01 - aimed to validate the current geological model and to also test potential to expand the existing resource. WH24-01 was drilled into the area of the constraining pit shell for the Raintree West Open Pit deposit, with the objective of collecting additional information about the style, geometry, continuity and controls on mineralization hosted therein. As previously reported (see news release dated September 30, 2024), WH24-01 intersected 61.4 m at 0.53 g/t AuEq (0.36 g/t Au, 0.09% Cu, 4.4 g/t Ag) comprising A & B type vein and disseminated sulphide mineralization hosted within diorite porphyry. In addition, WH24-01 intersected multiple occurrences of porphyry-distal D-style polymetallic veins, including a broad zone of veining which returned 17.0 m at 0.33 g/t Au, 0.07% Cu, 42.0 g/t Ag, 0.33% Pb and 0.75% Zn from 249 m downhole, and which included a higher grade interval of 4.0 m at 0.78 g/t Au, 0.22% Cu, 171.6 g/t Ag, 1.19% Pb and 2.53% Zn.

The 2024 Raintree Prospect drilling is the first exploration completed in the area since 2011; therefore, the Company has taken the approach to systematically analyze prior exploration and geological data across the mineral system. It is noted that previous shallow scout drilling immediately south of the currently defined Raintree Deposit identified strong phyllic alteration associated with diorite porphyries and hydrothermal breccias intruding andesitic volcaniclastic rocks. Both the diorite and volcanic rocks are cross-cut by D-style veinlets, which was interpreted as being potentially indicative of a nearby porphyry center. The target is also supported by geophysical evidence including a broad IP chargeability anomaly, which is generally interpreted to be associated with phyllic (quartz-sericite-pyrite) alteration.

WH24-05 Drilling Results Discussion

WH24-05 subsequently aimed to explore for additional mineralizing dykes associated with the Raintree dyke swarm, immediately adjacent to (south of) the currently defined Raintree Deposit. Drilling intersected multiple porphyry intrusions (dykes) within a thick package of andesite extrusives and associated volcaniclastic rocks, including several zones of low-grade porphyry style mineralization in the upper section of the drill hole. Drilling was extended to depth to test the deeper IP chargeability anomaly, subsequently intersecting several zones of porphyry-distal polymetallic D-veining, including the following drill intercepts:

○	Main Zone intercept of 138.0 m at 0.99 g/t AuEq (0.89 g/t Au, 0.05 % Cu), plus 17.57 g/t Ag, 0.44% Pb and 0.95% Zn, from 635.0 m downhole; which contains three higher-grade vein zones:

■	26 m at 1.48 g/t AuEq (1.36 g/t Au, 0.06% Cu) plus 15.38 g/t Ag, 0.69% Pb and 1.61% Zn, from 635 m downhole; and

■	34 m at 1.65 g/t AuEq (1.49 g/t Au, 0.08% Cu) plus 19.95 g/t Ag, 0.81% Pb and 1.35% Zn, from 681 m downhole; and

■	18 m at 1.93 g/t AuEq (1.70 g/t Au, 0.13% Cu) plus 66.33 g/t Ag, 0.62% Pb and 1.84% Zn, from 755 m downhole.

The gold and silver bearing polymetallic veins intersected in WH24-05 comprise late-stage quartz-carbonate veins with semi-massive pyrite, galena, sphalerite, tetrahedrite and chalcopyrite. Some of the polymetallic veins intersected in WH24-05 exhibit sub-epithermal textures. The mineralized veins are oriented moderately to steeply dipping, striking NE-SW and NW-SE orientations forming a conjugate set. The mineralized envelope geometry is interpreted to be likely parallel to the overall NW-SE orientation of the Raintree Deposit mineralization, which will be confirmed by follow-up drilling.

The Company is currently assessing the significance of this relatively new style of vein-hosted mineralization intersected in WH24-05. Most porphyry mineral systems contain similar late-stage polymetallic veins, which range from distal to more proximal D-style veins. These veins themselves may be of direct exploration interest or may provide vectors to additional nearby porphyry style mineralization. Drill core composites have been collected to undertake petrographic analysis and metallurgical test work to determine the gold and silver deportment and metal recoverability. Additional drilling is planned for this coming summer to further explore and delineate this new discovery and if applicable, incorporate this newly identified mineralization into the Raintree Deposit.

U.S. GOLDMINING
Raintree Open Pit Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
PLAN VIEW
Map Coordinate System:
NAD 1983 UTM Zone 05N
Raintree Underground Deposit
Raintree Open Pit Deposit
Porphyry mineralization
Porphyry mineralization
High grade gold and silver bearing polymetallic veins
Low grade porphyry style mineralization
MRE Open Pit Outline
High grade gold and silver bearing polymetallic veins
WH24-01
WH24-05
EOH 777.85 m
RG11-112
RG11-113
RG11-114
WH11-039
WH11-033
WH11-036
WH11-028
WH11-027
WH09-002
WH10-026
RN08-06
WH10-011
RG11-073
WH10-025
WH10-024
RG11-049
RG11-047
RG11-048
RG11-050
RG11-051
RG11-052
RG11-029
RG11-027
RG11-028
RG11-030
RN06-02
A
B
C
D
WH24-05 Assay Intercepts:
A: 138.0 m at 0.99 g/t AuEq from 635.0 m
(comprised of 0.89 g/t Au & 0.05 % Cu)
+ 17.57 g/t Ag, 0.44% Pb, 0.95% Zn
B: 26 m at 1.48 g/t AuEq from 635 m
(comprised of 1.36 g/t Au, 0.06% Cu)
+ 15.38 g/t Ag, 0.69% Pb, 1.61% Zn
C: 34 m at 1.65 g/t AuEq from 681 m
(comprised of 1.49 g/t Au, 0.08% Cu
+ 19.95 g/t Ag, 0.81% Pb, 1.35% Zn
D: 18 m at 1.93 g/t AuEq from 755 m
(comprised of 1.70 g/t Au, 0.13% Cu)
+ 66.33 g/t Ag, 0.60%Pb, 1.84% Zn
Geological Legend
Diorite Porphyry
Andesite
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50
N
0
200
meters

Figure 2 Raintree Prospect drill plan with gold and copper histograms plotted (left and right respectively; see legend) for 2024 drill hole traces (WH24-01 & WH24-05).

U.S. GOLDMINING
Raintree West Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
CROSS SECTION
WH24-05
Map Coordinate System:
NAD 1983 UTM Zone 05N
Geological Legend
Main Stage & Intermineral porphyry
Country Rock (Andesite)
WH24-05 Assay Intercepts:
A: 138.0 m at 0.99 g/t AuEq from 635.0 m
(comprised of 0.89 g/t Au & 0.05 % Cu)
+ 17.57 g/t Ag, 0.44% Pb, 0.95% Zn
B: 26 m at 1.48 g/t AuEq from 635 m
(comprised of 1.36 g/t Au, 0.06% Cu)
+ 15.38 g/t Ag, 0.69% Pb, 1.61% Zn
C: 34 m at 1.65 g/t AuEq from 681 m
(comprised of 1.49 g/t Au, 0.08% Cu
+ 19.95 g/t Ag, 0.81% Pb, 1.35% Zn
D: 18 m at 1.93 g/t AuEq from 755 m
(comprised of 1.70 g/t Au, 0.13% Cu)
+ 66.33 g/t Ag, 0.60%Pb, 1.84% Zn
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50
South
Surface
WH24-01
WH24-05
N
North
Low grade porphyry style mineralization
MRE Open Pit Outline
WH24-01: 61.4 m at 0.53g/t AuEq (0.36 g/t Au, 0.09% Cu, 4.4 g/t Ag)
Raintree Deposit
50 m Thick Cross Section
Looking West
WH24-05
A
B
C
D
EOH 777.85
High grade gold and silver bearing polymetallic veins
0
200
meters

Figure 3 Raintree Prospect, WH24-05 cross section view looking west.

Table 1 –Project drill assay intercepts from the 2024 drilling program, received as of February 10, 2024. Bold intervals correspond with those reported in the ‘highlights’ section above.

Hole Number	Interval From (m)	Interval To (m)	Core Length (m)	Gold Grade (g/t)	Copper Grade (%)	Silver Grade (g/t)	AuEq (g/t)*	Lead Grade (%)	Zinc Grade (%)
WH23-03-EXT	0.41	717.00	716.59	0.68	0.15	1.40	0.93	-	-
Including	7.00	659.46	652.46	0.73	0.16	1.50	1.00	-	-
Including	131.00	307.00	176.00	1.24	0.19	1.66	1.55	-	-
And	373.50	423.00	49.50	0.92	0.10	1.82	1.10	-	-
And	441.00	457.00	16.00	1.03	0.20	1.64	1.36	-	-
And	480.00	501.00	21.00	0.80	0.35	2.11	1.37	-	-
And	523.00	539.00	16.00	0.83	0.30	1.14	1.31	-	-
And	575.00	632.00	57.00	1.07	0.17	1.18	1.36	-	-
WH23-03-EXT	698.03	717.00	18.97	0.52	0.11	1.02	0.70	-	-
WH24-01	107.00	109.00	2.00	0.45	-	8.60	0.58	0.61	3.07
WH24-01	147.00	151.00	4.00	0.28	-	7.10	0.42	0.44	1.20
WH24-01	159.00	161.00	2.00	0.64	-	4.50	0.72	0.29	1.59
WH24-01	249.00	266.00	17.00	0.33	0.07	41.97	0.45	0.33	0.75
Including	249.00	253.00	4.00	0.78	0.22	171.55	1.12	1.19	2.53
WH24-01	280.60	300.00	19.40	0.31	-	1.81	0.38	0.12	0.40
Including	284.00	286.00	2.00	1.23	-	4.70	1.32	0.37	1.27
WH24-01	311.00	372.38	61.38	0.36	0.09	4.43	0.53	0.14	0.39
Including	321.00	362.00	41.00	0.41	0.11	5.43	0.61	0.15	0.49
WH24-02	227.00	500.96	273.96	0.48	0.12	0.86	0.71	-	-
Including	291.00	444.00	153.00	0.65	0.14	0.74	0.90	-	-
Including	291.00	411.00	120.00	0.72	0.16	0.83	1.00	-	-
Including	297.00	337.00	40.00	0.82	0.25	1.13	1.28	-	-
And	357.00	377.00	20.00	0.96	0.16	0.93	1.26	-	-
WH24-03	40.00	52.74	12.74	1.30	0.35	2.37	1.96	-	-
	385.08	525.00	139.92	0.21	0.14	0.97	0.47	-	-
Including	401.00	429.00	28.00	0.41	0.24	1.74	0.85	-	-
	643.00	679.00	36.00	0.08	0.12	1.08	0.29	-	-
	731.00	767.00	36.00	0.20	0.11	1.23	0.40	-	-
	868.00	917.00	49.00	0.18	0.05	1.90	0.28	-	-
WH24-04	91.00	682.00	591.00	0.37	0.15	1.48	0.66	-	-
Including	224.00	682.00	458.00	0.46	0.16	1.66	0.75	-	-
Including	260.00	308.00	48.00	0.61	0.34	2.19	1.23	-	-
And	406.00	456.00	50.00	0.73	0.13	1.50	0.98	-	-
WH24-05	306.00	325.00	19.00	0.79	0.03	17.70	0.87	0.73	1.72
	489.00	508.50	19.50	0.33	0.02	7.76	0.41	0.51	1.20
	603.50	773.00	169.50	0.77	0.04	15.38	0.86	0.40	0.86
Including	635.00	773.00	138.00	0.89	0.05	17.57	0.99	0.44	0.95
Including	635.00	661.00	26.00	1.36	0.06	15.38	1.48	0.69	1.61
And	681.00	715.00	34.00	1.49	0.08	19.95	1.65	0.81	1.35
Including	699.00	715.00	16.00	2.90	0.14	38.59	3.16	1.47	2.38
And	755.00	773.00	18.00	1.70	0.13	66.33	1.93	0.62	1.84
Including	763.00	773.00	10.00	2.82	0.22	113.74	3.21	1.00	3.00

Notes:

WH23-03-EXT drilled down-plunge to test the deeper extents of mineralization within the Whistler Deposit eastern high-grade core, therefore the mineralized intervals reported are not representative of true width. The mineralized intercepts within WH24-01 are estimated to be approximately two-thirds of true width. WH24-02 and WH24-03 drilled oblique to dip and strike to test the vertical profile of mineralization, therefore the mineralized intervals reported are not representative of true width. WH24-04 tested obliquely across strike and to depth to test the vertical profile of mineralization, thus the mineralized intervals reported are estimated to be approximately half to two-thirds of true width. WH24-05 tested obliquely across strike and dip, thus mineralized intervals reported are estimated to be approximately two-thirds of true width.

*AuEq is calculated consistent with the methodology outlined in the technical reports “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, each available under the Company’s profiles at www.sec.gov and www.sedarplus.ca (collectively, the “Technical Reports”).

Specifically, for drilling reported prior to the 2024 MRE update (WH23-03-EXT and WH24-01): below 10g/t Ag: AuEq=Au + Cu*1.5733 +0.0108Ag, and above 10g/t Ag: AuEq=Au + Cu*1.5733. For drilling reported subsequent to the 2024 MRE update (WH24-02, -03, -04 & -05): below 10g/t Ag: AuEq=Au + (Cu%*1.771) + (Ag*0.0113), and above 10g/t Ag: AuEq=Au + (Cu%*1.771). AuEq calculations do not include Pb and Zn as it is unknown whether these metals can be recovered.

Table 2 –Project 2023 & 2024 drill hole collar location coordinates.

Hole Number	Easting Meters (UTM Zone 18)	Northing Meters (UTM Zone 18)	Elevation (m above sea level)	Depth (m)	Azimuth (Degrees)	Dip (Degrees)	Status
WH23-01	518,782	6,871,260	886.0	467.87	140.80	-49.0	All assays received
WH23-02	518,779	6,871,253	886.0	605.64	229.20	-60.1	All assays received
WH23-03-EXT	518,776	6,871,253	886.0	874.50	189.20	-82.9	All assays received
WH23-04	520,193	6,869,142	352.0	560.83	134.80	-78.0	All assays received
WH24-01	520,494	6,871,260	497.0	445.77	14.63	-46.9	All assays received
WH24-02	518,452	6,871,362	849.0	716.30	135.43	-75.2	All assays received
WH24-03	518,746	6,871,335	859.0	961.9	309.69	-80.1	All assays received
WH24-04	518,680	6,871,248	876.0	832.20	185.85	-78.0	All assays received
WH24-05	520,495	6,871,258	497.0	777.85	184.37	-55.3	All assays received

Technical Information

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

For details of the Project and the mineral resource reports referenced herein, please refer to the Technical Reports.

Data Verification

For the Project drill core sampling program, samples were taken from NQ/HQ diameter core by sawing the drill core in half, with one-half sent to Bureau Veritas Commodities Canada Ltd. (“BV”) in Fairbanks, Alaska, for sample preparation, then to BV’s analytical laboratory in Vancouver, Canada for assaying, and the other half of the core is retained at the site for future reference. Sample lengths downhole were generally 2.0 m, except where samples were taken to honor geological contacts.

BV is a certified commercial laboratory and is independent of U.S. GoldMining. The Company has implemented a quality assurance and quality control program for the sampling and analysis of drill core samples, including duplicates, mineralized standards and blank samples for each batch of core samples. The gold analyses were completed by lead collection fire assay fusion with AAS finish (FA430 method) on 30 grams test weight. Copper, silver and other base metals assays (total suite of 45 elements) were assayed by 4-acid digestion and ICP-MS analysis (MA200 method) on 0.25 grams test weight.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, including planned future programs. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.